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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) DECEMBER 17, 1997

                           KILROY REALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            MARYLAND              COMMISSION FILE: 1-12675             95-4598246
  (STATE OR OTHER JURISDICTION                                      (I.R.S. EMPLOYER
      OF INCORPORATION OR                                          IDENTIFICATION NO.)
         ORGANIZATION)
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                    2250 EAST IMPERIAL HIGHWAY, SUITE 1200,
                         EL SEGUNDO, CALIFORNIA, 90245
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 563-5500

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  On December 17, 1997, Kilroy Realty L.P., a partnership in which Kilroy Realty Corporation is the sole general partner (collectively referred to herein as the "Company"), acquired two industrial buildings and two office buildings with approximately 393,000 aggregate rentable square feet for an aggregate purchase price of approximately $37,100,000. The acquisitions were financed with approximately $36,200,000 of working capital and the issuance of a $900,000 promissory note. The promissory note bears interest at 5% per annum and matures January 2, 1998. The Company expects to repay the promissory note from borrowings under its revolving credit facility. The properties were acquired from Swede-Cal Properties, Inc., Viking Investors of Southern California, L.P. and Viking Investors of Southern California II, L.P. (collectively referred to herein as "Swede-Cal"). Swede-Cal is not affiliated with the Company, and the acquisitions were based on arms-length negotiations.

  The first industrial building is located in Huntington Beach, California, contains approximately 57,000 rentable square feet and is presently 78% leased. The average monthly rent per square foot is $0.52 and the quoted market rental rate for comparable industrial buildings in Huntington Beach is $0.76 per square foot. The second industrial building is located in Lake Forest, California, contains approximately 45,000 rentable square feet and is presently 100% leased. The average monthly rent per square foot is $0.75 and the quoted market rental rate for comparable industrial buildings in Lake Forest is $0.78 per square foot. The first office building is located in Alisa Viejo, California, contains approximately 134,000 rentable square feet and is presently 95% leased. The average monthly rent per square foot is $1.08 and the quoted market rental rate for comparable office buildings in Alisa Viejo is $1.04 per square foot. The second office building is located in Anaheim, California, contains approximately 157,000 rentable square feet and is presently 86% leased. The average monthly rent per square foot is $0.79 and the quoted market rental rate for comparable office buildings in Anaheim is $1.03 per square foot.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

DESCRIPTION

      (a) Financial statements of properties acquired.

          The required financial statements for the acquired properties will be filed within 60 days.

      (b) Pro forma financial information.

          The required financial statements for the acquired properties will be filed within 60 days.

      (c) Exhibits

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
 EXHIBIT NO.
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
   10.70 Purchase and Sale Agreement and Escrow Instructions, dated December 11, 1997, by and between Kilroy Realty, L.P. and Swede-Cal Properties, Inc., Viking Investors of Southern California, L.P. and Viking Investors of Southern California II, L.P.
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KILROY REALTY CORPORATION

      December 29, 1997                          /s/ Ann Marie Whitney
Date: _________________                   By: _________________________________
                                                     ANN MARIE WHITNEY
                                               Vice-President and Controller

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